                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12


                          International Isotopes Inc.
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                (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

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   (2)  Aggregate number of securities to which transaction applies:

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   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

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   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

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   (2)  Form, Schedule or Registration Statement No.:

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   (3)  Filing Party:

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   (4)  Date Filed:

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                           INTERNATIONAL ISOTOPES INC.

                                1500 SPENCER ROAD
                               DENTON, TEXAS 76205
                                 (940) 323-2610

                                 ---------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 23, 2000

                                 ---------------

To the Shareholders of
 INTERNATIONAL ISOTOPES INC.

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of International Isotopes Inc. (the "Company"), a Texas corporation, will be held at 1500 Spencer Road, Denton, Texas, on Wednesday, August 23, 2000, at 10:00 a.m., Denton, Texas time, for the following purposes:

                  1. To amend the Company's Articles of Incorporation to increase from 20,000,000 to 50,000,000 the number of shares of Common Stock the Company is authorized to issue.

                  2. To approve the Company's issuance of Common Stock upon conversion of its 7% Series B Convertible Redeemable Preferred Stock and the exercise of certain Warrants.

                  3.       To approve the Company's 2000 Employee Stock Purchase
                           Plan.

                  4. To transact such other business as properly may come before the meeting or any adjournment thereof.

         The close of business on June 30, 2000 has been fixed by the Board of Directors as the record date for the Special Meeting. Only shareholders of record on that date will be entitled to notice of and to vote at the Special Meeting or any adjournment thereof, notwithstanding transfer of any stock on the books of the Company after such record date. The stock transfer books will not be closed.

         A Proxy Statement and form of Proxy accompany this notice.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING. IF YOU DO NOT EXPECT TO ATTEND IN PERSON, PLEASE SIGN AND DATE THE ENCLOSED FORM OF PROXY AND RETURN IT TO THE ADDRESS SET FORTH ON THE REVERSE SIDE OF THE PROXY. SHAREHOLDERS WHO ATTEND THE SPECIAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                           By Order of the Board of Directors

                                   TOMMY L. THOMPSON
                                       Secretary

July 20, 2000

                           INTERNATIONAL ISOTOPES INC.

                                1500 SPENCER ROAD
                               DENTON, TEXAS 76205
                                 (940) 323-2610

                                 ---------------

                                 PROXY STATEMENT

                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 23, 2000

                             SOLICITATION OF PROXIES

         This Proxy Statement is furnished to shareholders of International Isotopes Inc., a Texas corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors to be voted at the Special Meeting of Shareholders of the Company to be held at the Company's offices at 1500 Spencer Road, Denton, Texas, on Wednesday, August 23, 2000, at 10:00 a.m., Denton, Texas time, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. References herein to the "Company" include its subsidiary, unless the context otherwise requires.

         This Proxy Statement and form of Proxy are being mailed to shareholders on or about July 20, 2000. If the enclosed form of Proxy is executed and returned, it may nevertheless be revoked by the shareholder at any time by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. A shareholder who attends the meeting in person may revoke his or her proxy at that time and vote in person if so desired. All proxies duly signed, dated, and returned will be voted as specified therein, but unless otherwise specified, will be deemed to grant authority to vote:

                  (1) FOR the amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 50,000,000.

                  (2) FOR the approval of the Company's issuance of Common Stock upon conversion of its 7% Series B Convertible Redeemable Preferred Stock and the exercise of certain Warrants.

                  (3) FOR approval of the Company's 2000 Employee Stock Purchase Plan.

         The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company. The Company is unaware of any additional matters not set forth in the Notice of Special Meeting of Shareholders that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting and presented for a vote of the shareholders, the persons named in the Proxy will vote in accordance with their best judgment upon such matters, unless otherwise restricted by law.

         The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may also be solicited by personal interview, facsimile transmission, and telephone by directors, officers, employees, and agents of the Company. The Company will also supply brokers, nominees, or other custodians with the numbers of Proxy forms and Proxy Statements they may require for forwarding to beneficial owners, and the Company will reimburse such persons for their expense in so doing.

                                QUORUM AND VOTING


         The presence, in person or by proxy, of the holders of a majority of the voting power of the outstanding shares of Common Stock of the Company entitled to vote is necessary to constitute a quorum at the meeting. The affirmative vote of a majority of the voting power represented at the meeting, present in person or represented by proxy, and entitled to vote is required for matters listed. A holder of shares of Common Stock will be entitled to one vote per share of Common Stock as to each matter properly brought before the meeting. Abstentions and votes "withheld" are included in the determination of the number of shares present at the meeting for purposes of determining a quorum. Broker non-votes are counted for purposes of determining whether a quorum is present on any particular matter only if authority to vote on the matter is granted by the respective proxy. Abstentions and broker non-votes have the effect of negative votes on matters requiring approval of a specified percentage of the outstanding shares. For matters requiring approval by the holders of a specified percentage of the voting power represented at the meeting and entitled to vote, abstentions will have the effect of negative votes but broker non-votes will have no effect.


                                  PROPOSAL ONE

                     AMENDMENT TO ARTICLES OF INCORPORATION

         The Company proposes to amend Article IV of its Articles of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 shares, par value $.01 per share, to 50,000,000 shares. The increase is necessary to allow the Company to raise additional equity capital to fund its operations. The Company currently has a total of 9,643,096 shares outstanding and has reserved for issuance an additional 12,562,060 shares to be issued in connection with the exercise of outstanding Warrants and the conversion of outstanding Preferred Stock.

         The Company recommends a vote FOR Amendment No. 1 to increase the number of authorized shares.

                                  PROPOSAL TWO

                  ISSUANCE OF COMMON STOCK UNDERLYING SERIES B
                    CONVERTIBLE PREFERRED STOCK AND WARRANTS

         In June 2000, the Company completed a private placement of $10,000,000 of its Series B 7% Convertible Redeemable Preferred Stock and Warrants to purchase an additional 2,500,000 shares of the Company's Common Stock. The Series B Preferred Stock is currently convertible at a conversion price of $4.00 per share. The Warrants also have an exercise price of $4.00 per share. The $4.00 conversion price and exercise price approximated the fair market value of the Company's Common Stock, as quoted on the Nasdaq Small Cap Market, at the time of the private placement. However, because the conversion price of the Series B Preferred Stock is subject to reset in the future at a lower rate in the event that the quoted price of the Company's Common Stock falls below $4.00, the Company is subject to NASD Rule 4310(c)(25)(H)(i). Such rule provides, in part:

                  "Each issuer shall require Shareholder approval...prior to the issuance of Designated Securities...in connection with a transaction other than a public offering involving...the sale or issuance by the Issuer of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20 percent or more of the Common Stock or 20 percent or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock."

Shareholder approval is not required prior to the issuance of the convertible security, in this case the Series B Preferred Stock, if a cap is placed on the number of shares that can be issued upon conversion, such that the holders of the convertible security cannot, without prior shareholder approval, convert the security into more than 20% of the Common Stock or voting power outstanding before the issuance of the convertible security. The Series B Preferred Stock contains such a cap, but the Company promised the purchasers of the Series B Preferred Stock that it would seek Shareholder approval for the issuance of the full amount of the underlying Common Stock. Accordingly, because the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock and exercise of the Warrants is greater than 20% of the Company's currently outstanding Common Stock, approval of the Company's shareholders is necessary in order to allow the Company to issue the maximum number of shares of Common Stock issuable upon conversion of the Series B Preferred and exercise of the Warrants.

         The Company's Board of Directors felt that the Series B Preferred Stock financing was necessary to provide capital to the Company to execute its current business plan. In order to give the purchasers of Series B Preferred Stock and Warrants the full value of their securities, they must be able to convert all of their Preferred Stock and exercise all of their Warrants.

         The Board of Directors therefore recommends a vote FOR approval of the issuance of the Common Stock underlying the Series B Convertible Preferred Stock and the Warrants.


                                 PROPOSAL THREE

                  APPROVAL OF 2000 EMPLOYEE STOCK PURCHASE PLAN

         The Company's Board of Directors has adopted the International Isotopes 2000 Employee Stock Purchase Plan. The purpose of the Plan is to provide employees of the Company and its subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. One of the requirements for such qualification is that the Plan be approved by the shareholders of the Company.

         The Plan has been established to provide eligible employees with a convenient means of acquiring an equity interest in the Company, to enhance these employee's sense of participation in the affairs of the Company and to provide an incentive for continued employment. The Plan accomplishes these purposes by permitting eligible employees to purchase from the Company shares of Common Stock of the Company at a discount from the market value and to pay for such shares through payroll deductions.

         On July 19, 2000, the Company's Board of Directors adopted the Plan and reserved 100,000 shares of the Company's Common Stock for issuance thereunder. In addition, on each January 1, the aggregate number of shares of the Company's Common Stock reserved for issuance under the Plan will be increased automatically by the number of shares equal to the lesser of (i) 50,000 shares or (ii) 1% of the total number of outstanding shares of the Company's Common Stock on the immediately preceding December 31; provided that the aggregate shares reserved under the Plan shall not exceed 600,000 shares. The Plan will continue until the earliest to occur of the termination by the Board, issuance of all of the shares of Common Stock reserved for issuance under the Plan or July 19, 2010 ten years from the date the Board adopted the Plan. The first offering period of the Plan will begin on the first Offering Date and is scheduled to end on July 31, 2001. All employees of the Company who work at least 20 hours per week and who do not, or as a result of their participation in the Plan would not, own stock or hold options for 5% or more of the outstanding stock of the Company are eligible to participate in the Plan.

         The Plan provides for consecutive 12 month Offering Periods during which eligible employees can participate in the Plan. Except for the first Offering Period, each Offering Period is comprised of 4 three month Purchase Periods. The first Offering Period will be comprised of four Purchase Periods, the first of which will be no longer than three months.

         Shares are sold under the Plan at a discounted purchase price equal to 85% of the lower of: (a) the "fair market value" of a share on the Offering Date for the applicable Offering Period or (b) the "fair market value" of a share on the applicable Purchase Date in such Offering Period. Fair market value on an Offering Date or a Purchase Date will be the closing price of the Company's Common Stock as quoted on the Nasdaq Small Cap Market on such Offering Date or Purchase Date, as reported in the Wall Street Journal or as otherwise set forth in the Plan.

         Employees may authorize payroll deductions in 1% increments for a minimum of 1% to a maximum of 15% of their compensation. No employee may purchase more than the maximum share amount specified by the committee for any single Purchase Date. By law, employees may not purchase shares under the Plan which (with all rights to purchase stock under all similar stock purchase Plans of the Company, its parent or any subsidiary) exceed $25,000 in fair market value, determined as of the Offering Date of the Offering Period.

         The Plan was intended to encourage long term investment in the Company. The Plan does not impose any specific restrictions on the resale of shares of Common Stock purchased under the Plan. The shares subject to the Plan will be registered pursuant to a Registration Statement on Form S-8 which will satisfy most Federal securities laws requirements with respect to the resale of such shares. However, the shares may be subject to resale restrictions imposed by securities laws in the states where the purchasers live.

         The Plan will be administered by a committee appointed by the Board of Directors. The members of the committee will not receive any compensation for administering the Plan. The Company will bear all expenses in connection with administration of the Plan.

         The Plan is not subject to any provisions of the Employee Retirement and Income Security Act of 1974 and is not qualified under Section 401(a) of the Internal Revenue Code.

         The Board of Directors recommends a vote FOR approval of the Company's 2000 Employee Stock Purchase Plan.


                                  OTHER MATTERS

         At the date of this Proxy Statement, management was not aware that any matters not referred to in this Proxy Statement would be presented for action at the meeting. If any other matters should come before the meeting, the persons named in the accompanying form of Proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.


                                    By Order of the Board of Directors



                                    /s/ Tommy L. Thompson
                                    ----------------------------------
                                    TOMMY L. THOMPSON
                                    Secretary


Dated:  July 20, 2000

                                     PROXY
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                          INTERNATIONAL ISOTOPES INC.


     The undersigned hereby appoints: William W. Nicholson, David M. Camp, and Tommy L. Thompson, as proxies, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of International Isotopes Inc. held of record by the undersigned on June 30, 2000 at the Special Meeting of Shareholders to be held on August 23, 2000, or any adjournment thereof.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS LISTED HEREON. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

                           (Please see reverse side)

1. Proposal to amend the Company's Articles of Incorporation to increase from 20,000,000 to 50,000,000 the number of shares of Common Stock the Company is authorized to issue.

            FOR                       AGAINST                    ABSTAIN

            [ ]                         [ ]                        [ ]

2. Proposal to approve the Company's issuance of Common Stock upon conversion of its 7% Series B Convertible Redeemable Preferred Stock and the exercise of certain Warrants.

            FOR                       AGAINST                    ABSTAIN

            [ ]                         [ ]                        [ ]

3.   Proposal to approve the Company's 2000 Employee Stock Purchase Plan.

            FOR                       AGAINST                    ABSTAIN

            [ ]                         [ ]                        [ ]

4. In their direction to vote upon such other business as may properly come before the meeting.


DATED:                             , 2000.
      ------------------------- ---



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                           (SIGNATURE OF SHAREHOLDER)


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                          (SIGNATURE IF HELD JOINTLY)


Please sign exactly as name appears hereon. When shares are held by joint tenants both should sign. when signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other officer. If a partnership, please sign in partnership name by authorized person.